Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 17 - Subsequent Events

A.	As of the date hereof, the Company sold 444,216 of it’s ordinary shares pursuant to the Sales Agreement for aggregate gross proceeds of approximately $509.

B.	On March 31, 2025, the Company’s board of directors approved the grant of aggregate amount of 108,000 options to several employees. The options have an exercise price of $0.93 per share. The options vest quarterly over three years and expire 10 years after grant date.

C.	On March 31, 2025, the Company’s board of directors approved the grant of an aggregate amount of 355,512 RSUs to several consultants and service providers.

D.	On March 31, 2025, the Company’s board of directors approved the grant of an aggregate amount of 20,000 options to several consultants. The options have an exercise price of $0.93 per share. The options vest over one year and expire 10 years after grant date.